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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported)   April 14, 2005
                                                       ----------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        MISSOURI                   0-13880                    43-1313242
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                           Identification No.)


201 Evans Lane, St. Louis, Missouri                                  63121
(Address of principal executive officer)                           (Zip Code)


Registrant's telephone number including area code: (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 7.01   Regulation FD Disclosure.

            On April 14, 2005 Engineered Support Systems, Inc. (the Company) announced that it has agreed to acquire Mobilized Systems, Inc. (MSI), an industry leader in the design, manufacture and testing of highly specialized trailers, shelters, and environmental control systems primarily for the defense industry located in Cincinnati, Ohio. The all cash deal involves the purchase of the outstanding equity of MSI. The Company will fund the transaction with available cash resources and/or borrowings under its unsecured credit facility.

Item 9.01   Financial Statements and Exhibits.

            (c) The following exhibit is filed as part of this report:

            Exhibit Number                     Description
            --------------                     -----------

                  99 Press Release dated April 14, 2005, issued by Engineered Support Systems, Inc.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ENGINEERED SUPPORT SYSTEMS, INC.


Date: April 19, 2005       BY: /s/ Gary C. Gerhardt
      --------------           ---------------------------------------------
                                   Gary C. Gerhardt
                                   Vice Chairman and Chief Financial Officer


                                EXHIBIT INDEX



            Exhibit Number                     Description
            --------------                     -----------

                  99 Press Release dated April 14, 2005, issued by Engineered Support Systems, Inc.